Exhibit 99.2



SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 21, 2003


-----------------------------------------------------------------------------










                         $[659,794,000] (Approximate)

                           HOUSEHOLD [LOGO OMITTED]

                    HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

         CLOSED-END HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2003-1


                                AUGUST 21, 2003


                               CO-LEAD MANAGERS
   Credit Suisse First Boston                    Banc One Capital Markets, Inc.

                                 CO-MANAGERS
Banc of America Securities LLC
                                   Citigroup
                                                                  HSBC









------------------------------------------------------------------------------

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Disclaimer

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.

These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and structure of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the home equity loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriter's Trading Desks.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Forward-Looking Statements

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Class M -- Forward LIBOR

------------------------------------------------------------------------------------------------------------------
Balance          $106,894,000.00          Delay                   0                       Index
Coupon           1.91                     Dated                   8/28/2003               Mult / Margin
Settle           8/28/2003                First Payment           10/20/2003              Cap / Floor
------------------------------------------------------------------------------------------------------------------
PREPAY %                              50                      75                      100                     150
DEFAULT%                             150                     200                      250                     300

Price
                             Disc Margin             Disc Margin              Disc Margin             Disc Margin
         100.0000                     80                      80                       80                      80
              WAL                   3.35                    2.19                     1.48                    1.02
         Mod Durn                   3.01                    2.05                     1.42                    0.99
 Principal Window          Oct03 - Feb15           Oct03 - Aug11            Oct03 - Feb08           Oct03 - Oct06
Total Collat Loss 89,591,277.41 (12.15%)  106,088,144.5 (14.39%)  118,980,066.02 (16.14%) 120,999,421.11 (16.41%)

    Loss Severity                    50%                     50%                      50%                     50%
Servicer Advances                     0%                      0%                       0%                      0%
  Liquidation Lag                     0                       0                        0                       0
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
Balance            LIBOR_1MO | 100         WAC             10.808
Coupon             1 / 0.80                NET           10.30804
Settle             999 / 0                 WAM                290
-------------------------------------------------------------------
PREPAY %                               175
DEFAULT%                               350

Price
                               Disc Margin
         100.0000                       80
              WAL                     0.87
         Mod Durn                     0.85
 Principal Window            Oct03 - May06
Total Collat Loss  124,959,423.81 (16.95%)

    Loss Severity                      50%
Servicer Advances                       0%
  Liquidation Lag                       0
-------------------------------------------------------------------


------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Class M -- Forward LIBOR Shock
-------------------------------------------------------------------------------------------------------------------
Balance          $106,894,000.00          Delay                   0                       Index
Coupon           1.91                     Dated                   8/28/2003               Mult / Margin
Settle           8/28/2003                First Payment           10/20/2003              Cap / Floor
-------------------------------------------------------------------------------------------------------------------
PREPAY %                              50                      75                      100                     150
DEFAULT%                             150                     200                      250                     300

Price
                             Disc Margin             Disc Margin              Disc Margin             Disc Margin
         100.0000                  80.00                   80.00                    80.00                   80.00
              WAL                   3.37                    2.25                     1.58                    1.06
         Mod Durn                   2.93                    2.04                     1.48                    1.01
 Principal Window          Oct03 - Feb15           Oct03 - Aug11            Oct03 - Oct08           Oct03 - Jan07
Total Collat Loss 89,591,277.41 (12.15%)  106,088,144.5 (14.39%)  118,980,066.02 (16.14%) 120,999,421.11 (16.41%)

    Loss Severity                     50%                     50%                      50%                     50%
Servicer Advances                      0%                      0%                       0%                      0%
  Liquidation Lag                      0                       0                        0                       0
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------
Balance            LIBOR_1MO | 100         WAC             10.808
Coupon             1 / 0.80                NET           10.30804
Settle             999 / 0                 WAM                290
--------------------------------------------------------------------
PREPAY %                               175
DEFAULT%                               350

Price
                               Disc Margin
         100.0000                    80.00
              WAL                     0.90
         Mod Durn                     0.86
 Principal Window            Oct03 - Sep06
Total Collat Loss  124,959,423.81 (16.95%)

    Loss Severity                       50%
Servicer Advances                        0%
  Liquidation Lag                        0
--------------------------------------------------------------------

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Assumptions
                  Forward Libor
                         Shocks        0bps      200bps     over 12 months
                      No Delays
              50% Loss Severity
Matrix of:        OrigCDR curve         150%       200%   250%    300%    350%
                      CPR Curve          50%        75%   100%    150%    175%


Period  Original CDR     CPR     Period  Original CDR     CPR     Period  Original CDR     CPR
-------------------------------  -------------------------------  --------------------------------
  1         0.00%        7.6        38       3.67%       28.8        75       0.56%       28.4
  2         0.00%        8.2        39       3.58%       28.5        76       0.47%       27.3
  3         0.00%        9          40       3.50%       28.2        77       0.39%       27.7
  4         0.00%       13          41       3.42%       28.2        78       0.30%       28.8
  5         0.00%       14          42       3.33%       28.2        79       0.21%       26.7
  6         0.00%       15.9        43       3.25%       28.4        80       0.66%       27.3
  7         0.34%       17.2        44       3.17%       28.6        81       0.72%       27
  8         0.34%       18.6        45       3.08%       27.7        82       0.71%       27
  9         0.00%       20.3        46       3.00%       27.1        83       0.71%       27
 10         0.68%       21.7        47       2.92%       26.7        84       0.70%       27
 11         0.68%       23.5        48       2.83%       26.9        85       0.69%       27
 12         0.68%       25          49       2.75%       26.7        86       0.68%       27
 13         1.02%       26.4        50       2.67%       26.6        87       0.67%       27
 14         1.02%       27.2        51       2.58%       26          88       0.67%       27
 15         1.70%       27.3        52       2.50%       26.3        89       0.66%       27
 16         1.70%       27.1        53       2.42%       26.1        90       0.65%       27
 17         2.37%       26.9        54       2.33%       26          91       0.64%       27
 18         2.71%       26.6        55       2.25%       25.7        92       0.64%       27
 19         3.04%       26.7        56       2.16%       25.9        93       0.63%       27
 20         3.04%       26.8        57       2.08%       24.7        94       0.62%       27
 21         3.38%       26.1        58       2.00%       24.8        95       0.62%       27
 22         3.71%       26.4        59       1.91%       24.6        96       0.61%       27
 23         3.71%       26.7        60       1.83%       24.9        97       0.61%       27
 24         4.37%       27.2        61       1.74%       25.4        98       0.60%       27
 25         4.37%       27.2        62       1.66%       25.5        99       0.59%       27
 26         4.37%       27.3        63       1.57%       25         100       0.59%       27
 27         5.35%       27.2        64       1.49%       24.4       101       0.58%       27
 28         5.35%       27.1        65       1.41%       24.9       102       0.58%       27
 29         4.37%       27.1        66       1.32%       25.5       103       0.57%       27
 30         3.71%       27          67       1.24%       25.6       104       0.57%       27
 31         3.71%       27.1        68       1.15%       26.3       105       0.56%       27
 32         3.71%       27.6        69       1.07%       25.8       106       0.56%       27
 33         3.71%       27.6        70       0.98%       25.8       107       0.55%       27
 34         4.00%       27.9        71       0.90%       27         108       0.55%       27
 35         3.91%       28.3        72       0.81%       24.5       109       0.54%       27
 36         3.83%       28.9        73       0.73%       25.6       110       0.54%       27
 37         3.75%       29          74       0.64%       25.5       111       0.53%       27
-------------------------------  -------------------------------  --------------------------------

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Period  Original CDR     CPR     Period  Original CDR     CPR     Period  Original CDR     CPR
-------------------------------  -------------------------------  --------------------------------
  112       0.53%         27        160      0.38%         27       208       0.31%        27
  113       0.52%         27        161      0.38%         27       209       0.31%        27
  114       0.52%         27        162      0.38%         27       210       0.30%        27
  115       0.52%         27        163      0.38%         27       211       0.30%        27
  116       0.51%         27        164      0.38%         27       212       0.30%        27
  117       0.51%         27        165      0.37%         27       213       0.30%        27
  118       0.50%         27        166      0.37%         27       214       0.30%        27
  119       0.50%         27        167      0.37%         27       215       0.30%        27
  120       0.50%         27        168      0.37%         27       216       0.30%        27
  121       0.49%         27        169      0.37%         27       217       0.30%        27
  122       0.49%         27        170      0.36%         27       218       0.30%        27
  123       0.48%         27        171      0.36%         27       219       0.29%        27
  124       0.48%         27        172      0.36%         27       220       0.29%        27
  125       0.48%         27        173      0.36%         27       221       0.29%        27
  126       0.47%         27        174      0.36%         27       222       0.29%        27
  127       0.47%         27        175      0.36%         27       223       0.29%        27
  128       0.47%         27        176      0.35%         27       224       0.29%        27
  129       0.46%         27        177      0.35%         27       225       0.29%        27
  130       0.46%         27        178      0.35%         27       226       0.29%        27
  131       0.46%         27        179      0.35%         27       227       0.29%        27
  132       0.45%         27        180      0.35%         27       228       0.28%        27
  133       0.45%         27        181      0.35%         27       229       0.28%        27
  134       0.45%         27        182      0.34%         27       230       0.28%        27
  135       0.45%         27        183      0.34%         27       231       0.28%        27
  136       0.44%         27        184      0.34%         27       232       0.28%        27
  137       0.44%         27        185      0.34%         27       233       0.28%        27
  138       0.44%         27        186      0.34%         27       234       0.28%        27
  139       0.43%         27        187      0.34%         27       235       0.28%        27
  140       0.43%         27        188      0.33%         27       236       0.28%        27
  141       0.43%         27        189      0.33%         27       237       0.28%        27
  142       0.43%         27        190      0.33%         27       238       0.27%        27
  143       0.42%         27        191      0.33%         27       239       0.27%        27
  144       0.42%         27        192      0.33%         27       240       0.27%        27
  145       0.42%         27        193      0.33%         27       241       0.27%        27
  146       0.42%         27        194      0.33%         27       242       0.27%        27
  147       0.41%         27        195      0.32%         27       243       0.27%        27
  148       0.41%         27        196      0.32%         27       244       0.27%        27
  149       0.41%         27        197      0.32%         27       245       0.27%        27
  150       0.41%         27        198      0.32%         27       246       0.27%        27
  151       0.40%         27        199      0.32%         27       247       0.27%        27
  152       0.40%         27        200      0.32%         27       248       0.27%        27
  153       0.40%         27        201      0.32%         27       249       0.26%        27
  154       0.40%         27        202      0.31%         27       250       0.26%        27
  155       0.39%         27        203      0.31%         27       251       0.26%        27
  156       0.39%         27        204      0.31%         27       252       0.26%        27
  157       0.39%         27        205      0.31%         27       253       0.26%        27
  158       0.39%         27        206      0.31%         27       254       0.26%        27
  159       0.39%         27        207      0.31%         27       255       0.26%        27
-------------------------------  -------------------------------  --------------------------------

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
------------------------------------------------------------------------------

Period  Original CDR     CPR     Period  Original CDR     CPR     Period  Original CDR     CPR
-------------------------------  -------------------------------  --------------------------------
  256      0.26%          27       304       0.22%         27       352       0.20%         27
  257      0.26%          27       305       0.22%         27       353       0.20%         27
  258      0.26%          27       306       0.22%         27       354       0.20%         27
  259      0.26%          27       307       0.22%         27       355       0.20%         27
  260      0.26%          27       308       0.22%         27       356       0.20%         27
  261      0.25%          27       309       0.22%         27       357       0.20%         27
  262      0.25%          27       310       0.22%         27       358       0.20%         27
  263      0.25%          27       311       0.22%         27       359       0.20%         27
  264      0.25%          27       312       0.22%         27       360       0.20%         27
  265      0.25%          27       313       0.22%         27
  266      0.25%          27       314       0.22%         27
  267      0.25%          27       315       0.22%         27
  268      0.25%          27       316       0.22%         27
  269      0.25%          27       317       0.22%         27
  270      0.25%          27       318       0.22%         27
  271      0.25%          27       319       0.22%         27
  272      0.25%          27       320       0.22%         27
  273      0.25%          27       321       0.22%         27
  274      0.24%          27       322       0.21%         27
  275      0.24%          27       323       0.21%         27
  276      0.24%          27       324       0.21%         27
  277      0.24%          27       325       0.21%         27
  278      0.24%          27       326       0.21%         27
  279      0.24%          27       327       0.21%         27
  280      0.24%          27       328       0.21%         27
  281      0.24%          27       329       0.21%         27
  282      0.24%          27       330       0.21%         27
  283      0.24%          27       331       0.21%         27
  284      0.24%          27       332       0.21%         27
  285      0.24%          27       333       0.21%         27
  286      0.24%          27       334       0.21%         27
  287      0.24%          27       335       0.21%         27
  288      0.23%          27       336       0.21%         27
  289      0.23%          27       337       0.21%         27
  290      0.23%          27       338       0.21%         27
  291      0.23%          27       339       0.21%         27
  292      0.23%          27       340       0.21%         27
  293      0.23%          27       341       0.21%         27
  294      0.23%          27       342       0.20%         27
  295      0.23%          27       343       0.20%         27
  296      0.23%          27       344       0.20%         27
  297      0.23%          27       345       0.20%         27
  298      0.23%          27       346       0.20%         27
  299      0.23%          27       347       0.20%         27
  300      0.23%          27       348       0.20%         27
  301      0.23%          27       349       0.20%         27
  302      0.23%          27       350       0.20%         27
  303      0.23%          27       351       0.20%         27
-------------------------------  -------------------------------  --------------------------------

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The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


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